EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                              SEPARATE ACCOUNT A

                           EQUI-SELECT SERIES TRUST

                          SUPPLEMENT TO PROSPECTUSES

     The following supersedes certain information appearing in the Prospectuses dated May 1, 1995, of Equitable Life Insurance Company of Iowa Separate Account A and Equi-Select Series Trust ("Trust"). Except as otherwise provided herein, all capitalized terms have the meanings set forth in the Prospectuses.

        Effective as of April 1, 1996 the Subadvisory Agreement dated July 21, 1994 ("Subadvisory Agreement") between Equitable Investment Services, Inc. ("EISI"), the Trust's Investment Adviser, and Strong Capital Management, Inc. ("Strong") with respect to the Advantage, Government Securities, and Short-Term Bond Portfolios will be terminated. In addition to the other duties which it currently performs in its role as the investment adviser to these Portfolios, EISI will assume the portfolio management functions for these Portfolios on April 1, 1996. EISI has served as the investment adviser to these Portfolios since their inception pursuant to the Investment Advisory Agreement dated October 1, 1994, between the Trust and EISI.

        Robert F. Bowman and Annette F. Shaw, portfolio managers of EISI, will co-manage the Advantage, Government Securities and Short-Term Bond Portfolios in addition to the portfolio management responsibilities they have held for the Money Market Portfolio and Mortgage-Backed Securities Portfolio, respectively, of the Trust since July 1, 1995. Mr. Bowman was graduated from Wabash College with a Bachelor of Arts degree in Economics and from the University of Texas with a Master of Business Administration degree in Finance. Mr. Bowman currently holds the title of Managing Director at EISI. Ms. Shaw was graduated from Drake University with a Bachelor of Science degree in
Finance.   Ms.  Shaw  also  holds the Chartered Financial Analyst (CFA)
designation.  Ms. Shaw currently holds the title of Managing Director at EISI.

      Effective as of June 10, 1996, the Subadvisory Agreement with respect to the International Stock Portfolio will be terminated. EISI is actively seeking a successor subadviser for this Portfolio. Upon identification of the successor subadviser, it is the intention of EISI to obtain approval of the successor subadviser by the Trustees of the Trust, and also the approval of the shareholder of the International Stock Portfolio. The sole shareholder of the International Stock Portfolio is Equitable Life Insurance Company of Iowa Separate Account A. Pursuant to current interpretations of the Investment Company Act of 1940, Equitable Life Insurance Company of Iowa will solicit voting instructions from owners of the variable annuity contracts invested in the International Stock Subaccount. All shares of the International Stock Portfolio of the Trust will be voted by Equitable Life Insurance Company of Iowa in accordance with the voting instructions received from such contract owners invested in the International Stock Subaccount.

     The date of this Supplement is January 25, 1996.